                             REGISTRATION RIGHTS AGREEMENT

    This Agreement (the "AGREEMENT") is made and entered into as of January 31, 1996, by and among INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation ("IRIS"), and the other parties listed on the signature page to this Agreement (as hereinafter defined, the "SHAREHOLDERS"), with reference to the following facts:

    A. Pursuant to the terms and conditions of an Agreement and Plan of Merger dated as of January 31, 1996 by and among IRIS, Norfolk Scientific, Inc., a Massachusetts corporation doing business as "StatSpin Technologies" ("STATSPIN"), and StatSpin Acquisition Corporation, a Massachusetts corporation and wholly-owned subsidiary of IRIS ("MERGER SUB"), IRIS and StatSpin are effecting a combination of their respective businesses through a merger of StatSpin and Merger Sub (the "MERGER").

    B. As consideration for the Merger, IRIS desires to issue shares of IRIS Common Stock, and the Shareholders are willing to accept shares IRIS Common Stock provided that such shares include the registration rights granted hereunder.

    NOW, THEREFORE, based on the above premises and in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

    1. CERTAIN DEFINITIONS. The following terms shall have the respective meanings set forth below:

         1.1 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         1.2 "IRIS COMMON STOCK" shall mean the common stock, $.01 par value per share, of IRIS, and any securities issued in exchange therefore or in replacement thereof in connection with any reorganization, restructuring, merger, consolidation or similar transaction.

         1.3 "REGISTRABLE SECURITIES" shall mean those shares of IRIS Common Stock issued (i) in the Merger upon the conversion of outstanding shares of StatSpin Common Stock and outstanding StatSpin SAR's, (ii) upon the exercise of StatSpin Options or StatSpin Warrants expressly assumed by IRIS in the Merger,
(iii) as a dividend or other distribution with respect to, or in exchange or replacement of, such shares of IRIS Common Stock, but excluding any of the foregoing shares which may be resold to the public without registration pursuant to Rule 144 or another comparable rule under the Securities Act.

         1.4 "REGISTRATION PERIOD" shall mean the period of time beginning on the closing date of the Merger and ending on (and including) the second (2nd) anniversary of such date; provided, however, that the Registration Period shall be extended as required under the last sentence of Section 8 (exception as to timing) if IRIS elects to exercise its right to postpone a demand registration.

         1.5 "REGISTRATION STATEMENT" shall mean any registration statement or comparable document under the Securities Act through which a public sale or disposition of the IRIS Common Stock may be registered or exempted from registration (except a form exclusively for the sale or distribution of securities by IRIS or to employees of IRIS or its subsidiaries or for use exclusively in connection with a business combination).

         1.6 "SELLING SHAREHOLDER" shall mean, with respect to any Registration Statement, any Shareholder whose securities are included therein.

         1.7 "SELLERS' UNDERWRITER" shall mean, with respect to any Registration Statement, the underwriter, if any, designated in writing by the Selling Shareholders as underwriting the Registrable Securities involved.

         1.8 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         1.9 "SHAREHOLDER" shall mean any person who at a given time is the holder of record of any Registrable Securities and has agreed in writing to be bound by the provisions of the Agreement.

         1.10 "SIGNIFICANT SHAREHOLDERS" shall mean, at any time, Shareholders together holding more than twenty percent (20%) of the then outstanding Registrable Securities held by the Shareholders.

         1.11 "STATSPIN COMMON STOCK" shall mean the common stock, $1.00 par value per share, of StatSpin.

         1.12 "STATSPIN OPTION" shall mean an option, whether vested or unvested, to purchase shares of StatSpin Common Stock.

         1.13 "STATSPIN SAR" shall mean a stock appreciation right granted by StatSpin to its employees.

         1.14 "STATSPIN WARRANT" shall mean an warrant, whether vested or unvested, to purchase shares of StatSpin Common Stock.

    2.   DEMAND REGISTRATION.

         2.1 NOTICE OF DEMAND. The Significant Shareholders may at any time during the Registration Period by written notice request that IRIS register Registrable Securities under the Securities Act. The Significant Shareholders shall be entitled to demand only one (1) Registration Statement, and IRIS shall use its best efforts to keep such Registration Statement continuously effective for two (2) years; PROVIDED, HOWEVER, that IRIS may, at any time on or after June 1, 1996, temporarily suspend the effectiveness of the Registration Statement in accordance with the provisions of Section 8. During such suspension, the Selling Shareholders shall discontinue sales or other dispositions of Registrable Securities pursuant to the Registration Statement. The notice of demand shall set forth (i) the number of shares to be included;
(ii) the names of the Selling Shareholders and the amounts to be sold by each; and (iii) the proposed manner of sale. Within 10 days after receipt of such notice, IRIS shall notify all other Shareholders and offer to them the opportunity to include their Registrable Securities in such registration. Each of the other Shareholders shall have twenty (20) days from the mailing of such notice to notify IRIS of the number of Registrable Securities such Shareholder desires be included in the Registration Statement, but IRIS shall have no obligation to include the Registrable Securities of any such Shareholder in the Registration Statement if IRIS does not receive the required notice within such 20-day period.

         2.2 SHAREHOLDER AND REGISTRATION. Promptly, but in any event within 30 days, after receipt of any demand pursuant to Section 2.1, IRIS shall prepare and file with the Securities and Exchange Commission (the "SEC"), a Registration Statement on any applicable form, with respect to all the Registrable Securities specified in all notices received in a timely manner pursuant to Section 2.1, and use its best efforts to cause such Registration Statement to become effective. Each of the Selling Shareholders shall accept a reduction (including a total elimination) in the number of securities to be included in such registration on a pro rata basis (based on the number of Registrable Securities held by each) if the Sellers' Underwriter, if any, reasonably deems that without such reduction (or elimination) the Selling Shareholders might be substantially hindered in the terms or number of securities which they could sell in such registration.

         2.3 LISTING OF SHARES. Promptly, but in any event within 30 days, after receipt of any demand pursuant to Section 2.1, IRIS shall prepare and file with the principal securities exchange on which the IRIS Common Stock is then traded an additional listing application with respect to all the Registrable Securities specified in all notices received in a timely manner pursuant to
Section 2.1, and use its best efforts to cause such Registrable Securities to be approved for listing on such exchange upon official notice of issuance.

         2.4 SURRENDER OF EXISTING REGISTRATION RIGHTS. The Shareholders acknowledge that the registration rights granted hereunder are intended to supersede and replace any registration rights previously granted to any of the Shareholders by StatSpin. Accordingly, each Shareholder hereby waives the right to exercise any such previously granted registration rights and agrees that such previously granted registration rights are hereby terminated and shall be of no further force or effect.

    3. REGISTRATION PROCEDURES. Whenever IRIS shall register any securities pursuant to this Agreement, the parties agree as follows:

         3.1 SELLING SHAREHOLDER INFORMATION. The Selling Shareholders shall provide IRIS with such information about such Shareholder and its intended manner of distributing the Registrable Securities, and shall otherwise cooperate with IRIS and any underwriter(s) selected by the Selling Shareholders as may be needed or helpful in the reasonable opinion of IRIS to complete any obligation of IRIS hereunder. Failure to comply with this requirement shall excuse IRIS from any further obligation to a Selling Shareholder to include its shares in that Registration Statement;

         3.2 CONSULTATION. IRIS shall supply copies of any Registration Statement, any amendment thereto and any communications with the SEC related thereto to each Selling Shareholder and to the Sellers' Underwriter prior to filing such document with the SEC, and shall reasonably consult with such persons and their counsel with respect to the form and content of such filing. IRIS will immediately amend such Registration Statement to include such reasonable changes as the Selling Shareholders and the Sellers' Underwriter reasonably agree should be included therein. Any Selling Shareholder requesting a change refused by IRIS may withdraw his or her shares from the Registration Statement;

         3.3 PROVISION OF PROSPECTUSES. IRIS shall furnish to each Selling Shareholder and any Sellers' Underwriter such number of copies of a summary prospectus or other prospectus (including any amendments and supplements thereto and a preliminary prospectus in conformity with the requirements of the Securities Act) and such other documents as such Selling Shareholder may reasonably request in order to facilitate the public sale or other disposition of such securities;

         3.4 BLUE SKY COMPLIANCE. IRIS shall use its best efforts to register or qualify the securities covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions as any Selling Shareholder shall reasonably request (PROVIDED, HOWEVER, that IRIS shall not be required (i) to consent to, or take any action which would subject it to, general service of process for all purposes or (ii) to qualify to do business in any jurisdiction where it is not then subject or qualified) and do any and all other acts or things which may be reasonably necessary or advisable to enable the

Selling Shareholders to consummate the public sale or other disposition of such securities in such jurisdictions;

         3.5 AMENDMENTS. IRIS shall use its best efforts to prepare and file promptly with the SEC such amendments and supplements to the Registration Statement filed with the SEC in connection with such registration, and the prospectus used in connection therewith, as may be necessary to keep such Registration Statement continuously effective and in compliance with the Securities Act for two (2) years, or until all Registrable Securities registered in that Registration Statement are sold, whichever is earlier;

         3.6 PROSPECTUS DELIVERY. At any time when a sale or other public disposition pursuant to a Registration Statement is subject to a prospectus delivery requirement, IRIS shall immediately notify each Selling Shareholder and the Seller's Underwriter, if any, of the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and IRIS shall thereafter diligently proceed to amend the prospectus as necessary to correct such untrue statement or omission of a material fact and provide updates thereto. Upon receipt of such a notice, each Selling Shareholder shall immediately discontinue sales or other dispositions of Registrable Securities pursuant to the Registration Statement. The Selling Shareholders may resume sales only upon receipt of amended prospectuses or after such Shareholders have been advised by IRIS that the use of the previous prospectus may be legally resumed;

         3.7 OPINIONS. At the request of any Selling Shareholder, IRIS shall use its best efforts to furnish on the date that the Registrable Securities are delivered to the Seller's Underwriter for sale in connection with a registration pursuant to this Agreement (i) an opinion of the counsel representing IRIS for the purposes of such registration, and (ii) a letter from the independent certified public accountants of IRIS, each dated such date and in form and substance as is customarily given by counsel and independent certified public accountants to underwriters in an underwritten public offering, addressed to the Seller's Underwriter and to the requesting Selling Shareholders;

         3.8 STOP-ORDERS. IRIS agrees to immediately notify each Selling Shareholder (i) of the issuance by the SEC of any stop order or order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, or (ii) of the receipt by IRIS of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or the initiation of any proceedings for such purpose. IRIS, with the reasonable cooperation of the Selling Shareholders, shall make every reasonable effort to contest any such proceedings and to obtain the withdrawal of any such order at the earliest possible moment;

         3.9 REVIEW OF RECORDS. IRIS shall make available all financial and other records, pertinent corporate documents and properties of IRIS for inspection by any Selling Shareholder, Seller's Underwriter, and their counsel and accountants, and shall cause IRIS's officers, directors and employees to supply all information reasonably requested by any such person in connection with any Registration Statement filed or to be filed hereunder so long as such person agrees to keep confidential any records, information or documents designated by IRIS in writing as confidential;

         3.10 EARNINGS STATEMENTS. IRIS shall, upon request, make earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder generally available to its security holders as soon as reasonably practicable, but in no event later than 45 days, after the end of any 12-month period commencing at the end of any fiscal quarter in which Registrable Securities are sold; and

         3.11 COMPLIANCE WITH LAWS. In all actions taken under this Agreement, IRIS and each Selling Shareholder agree to use their best efforts to comply with all provisions of the Securities Act, the Exchange Act and any other law applicable to them.

    4. FILING OF OTHER REGISTRATION STATEMENTS. IRIS agrees not to file a Registration Statement for the sale by IRIS of shares of IRIS Common Stock during the period from April 1, 1996 to May 31, 1996 except with the consent of Shareholders holding a majority of the Registrable Securities. IRIS represents and warrants that it has not granted any other holder of its securities any registration or other rights which would require IRIS to include any shares of IRIS Common Stock held by such holder in any Registration Statement demanded by the Shareholders under this Agreement; PROVIDED, HOWEVER, that the Shareholders acknowledge and understand that IRIS has granted demand registration rights with respect to shares of IRIS Common Stock to other holders of its securities which could be exercised concurrently with an exercise of the Shareholders' rights hereunder (including, without limitation, during the period from April 1, 1996 to May 31, 1996).

    5. DELAY OF REGISTRATION. No Shareholder shall have any right to take any action to restrain, enjoin or otherwise delay the filing or effectiveness of any Registration Statement on the basis of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

    6.   INDEMNIFICATION AND CONTRIBUTION.

         6.1 IRIS INDEMNITY. IRIS agrees that it will indemnify each Selling Shareholder and Sellers' Underwriter (and any of its officers, directors and persons who control such Shareholder or Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act) against all claims, losses, damages, liabilities and expenses (including those relating to settlements approved by IRIS, which consent shall not be unreasonably withheld) resulting from any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or in any other document incident to that registration) or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been based upon (i) information furnished in writing to IRIS by such Shareholder, an underwriter, or another Selling Shareholder, expressly for use therein, or (ii) the circumstances set forth in Section 6.2(y) below.

         6.2 THE SHAREHOLDER'S INDEMNITY. Each Selling Shareholder will indemnify IRIS, any underwriter, and any other person selling under the applicable Registration Statement (and any of the officers and directors and persons who control any of the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all claims, losses, damages, liabilities and expenses (including those relating to settlements approved by the Selling Shareholder, which consent shall not be unreasonably withheld) resulting from (x) any untrue statement or alleged untrue statement of a material fact contained in any registration statement (or in any other document incident to that registration) or from any omission or alleged omission to state a material fact required to be stated or necessary to make the information therein not misleading, but only to the extent based upon or arising from any information furnished in writing to IRIS by that Selling Shareholder expressly for inclusion in that Registration Statement (or such other document incidental to that registration), or (y) any untrue statement or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact from, a prospectus if (i) a later prospectus which corrected the untrue statement or alleged untrue statement, or omission or alleged omission was provided to the Selling Shareholder, (ii) the Selling Shareholder had received written notice from IRIS of the later prospectus prior to confirmation of the sale to the aggrieved purchaser, and (iii) there would have been no such liability but for the failure of the Selling Shareholder to deliver such later prospectus to such purchaser.

         6.3  CONTRIBUTION.  If the indemnification provided for in this
Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein as a result of a judicial determination that such indemnification may not be enforced in such case notwithstanding this Agreement, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expense, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

Securities Act) shall be entitled to contribution from any person who was not guilty or such fraudulent misrepresentation.

    7. EXPENSES OF REGISTRATION. IRIS shall bear all expenses (other than the Selling Shareholders' pro rata share of any brokerage or underwriting fees, expenses or commissions) incurred in connection with any Registration Statement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses and fees and disbursements of the independent certified public accountants and counsel to IRIS. Each Selling Shareholder shall bear its pro rata share of any brokerage or underwriting fees, expenses or commissions and the cost of any lawyers, accountants, experts and other consultants retained by it.

    8. EXCEPTION AS TO TIMING. Notwithstanding any other section of this Agreement, IRIS may, at any time on or after June 1, 1996, postpone or suspend for a reasonable period of time (not to exceed 180 days) the filing or effectiveness of any Registration Statement demanded under Section 2, if, at the time it receives the demand for, or during the effectiveness of, such registration, (a) IRIS is conducting or is about to conduct a primary offering of other securities of IRIS and is advised by its investment banker in writing that such offering would be materially adversely affected by such demanded registration or (b) the board of directors of IRIS shall in good faith determine that such demand registration would materially adversely affect any financing, merger, sale of assets, acquisition, recapitalization or other material transaction involving IRIS, which, in each case, is either pending or under active and continuing negotiation. The length of the Registration Period (as defined in Section 1.4) shall be increased by the length of any postponement taken by IRIS hereunder. If IRIS suspends the effectiveness of a Registration Statement, Selling Shareholders shall immediately discontinue sales or other dispositions of Registrable Securities pursuant to the Registration Statement during the period of such postponement, and the length of time IRIS is required to keep such Registration Statement effective under Section 2.1 shall be increased by the length of the postponement. IRIS may suspend the effectiveness of a Registration Statement by giving written notice of the suspension to the Selling Shareholders and shall not be required to make any filings with the Securities Exchange Agreement relating to such suspension other than those required by law.

    9. REPORTS UNDER THE SECURITIES AND EXCHANGE ACT. With a view to make the benefits of Rule 144 under the Exchange Act available to the Shareholders, IRIS agrees to use its best efforts until March 31, 1999 to timely file with the SEC all reports and other documents required under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder.

    10.  TERMINATION.  The Shareholders shall have no further rights under
Section 2 at any time after such time as no further Registrable Securities remain outstanding.

    11.  MISCELLANEOUS.

         11.1 ENTIRE AGREEMENT; MODIFICATIONS. This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement may not be amended, altered or modified except by a writing signed by IRIS and the Shareholders holding a majority of the Registrable Securities; PROVIDED, HOWEVER, that unanimous approval shall be required for any amendment, alteration or modification that does not treat all of the Shareholders equally in proportion to the number of Registrable Securities held by each.

         11.2 WAIVERS. Shareholders holding a majority of the Registrable Securities may by written notice to IRIS, or IRIS may by written notice to the Shareholders, (a) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement; (b) waive any inaccuracies in the representations or warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement; (c) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement; or (d) waive performance of any of the obligations of the other parties under this Agreement. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder, (i) no waiver or extension of time will be effective unless expressly contained in a writing signed by the waiving party or its representative, and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.

         11.3 COOPERATION. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

         11.4 SUCCESSORS AND ASSIGNS. The Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. None of the parties may assign any of his or its rights under the Agreement except to subsequent Shareholders of Registrable Securities.

         11.5 NOTICES. All notices under the Agreement will be in writing and will be delivered by personal service or facsimile or certified mail (or, if certified mail is not available, then by first class mail), postage prepaid. Any notice sent by certified mail will be deemed to have been given three (3) days after the date on which it is mailed. All other notices will be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party. Notices to IRIS will be addressed to its principal office and to all other parties at the last address shown on the books of IRIS.

         11.6 GOVERNING LAW. All questions with respect to this Agreement and the rights and liabilities of the parties under this Agreement shall be governed by the laws of the Commonwealth of Massachusetts, regardless of the choice of laws provisions of Massachusetts or any other jurisdiction. Any litigation or arbitration between the parties under this Agreement shall be conducted exclusively in Boston, Massachusetts.

         11.7 SPECIFIC PERFORMANCE. The parties acknowledge that the remedy at law for any breach, or threatened breach, of any of the provisions of this Agreement will be inadequate. Therefore, each party to this Agreement shall be entitled to seek specific performance as a remedy for any breach of this Agreement. Such remedy shall not be deemed to be the exclusive remedy of a party hereto for the breach of this Agreement by the other party hereto or its representatives, but shall be in addition to all other remedies available at law or in equity to the party suffering such breach.

         11.8 ATTORNEYS' FEES. Should any litigation or arbitration be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of the Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such proceeding shall be entitled, in addition to such other relief as may be granted, to the attorneys' fees and court costs incurred by reason of such litigation or arbitration.

         11.9 HEADINGS. The Section headings in the Agreement are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of the Agreement or of any particular Section.

         11.10 SEVERABILITY. The validity, legality or enforceability of the remainder of the Agreement shall not be affected even if one or more of the provisions of the Agreement shall be held to be invalid, illegal or unenforceable in any respect. To the extent permitted by applicable law, the parties hereby waive any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

         11.11 AGREEMENT NEGOTIATED. The parties hereto have consulted legal counsel with respect to this Agreement. As a consequence, the parties do not believe that the presumptions of California Civil Code Section 1654 relating to the interpretation of contracts against the drafter of any particular clause should be applied in this case and therefore waive its effects.

         11.12 COUNTERPARTS. The Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               *** [NEXT PAGE IS SIGNATURE PAGE] ***

                   SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

    IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be duly executed, as of the day and year first above written.

                                       "IRIS"

                                       INTERNATIONAL REMOTE IMAGING
                                       SYSTEMS,INC.

                                       By: /s/ Fred H. Deindoerfer
                                           ------------------------------------
                                       Name:  Fred H. Deindoerfer
                                              ---------------------------------
                                       Title: Chairman of the Board
                                              and President
                                              ---------------------------------

                                       "SHAREHOLDERS"

                                       /s/ Thomas F. Kelley
                                       ----------------------------------------
                                       Thomas F. Kelley



                                       /s/ Robert L. Scott
                                       ----------------------------------------
                                       Robert L. Scott

                                       ALLEN & COMPANY INCORPORATED

                                       By: /s/ William F. (illegible)
                                           ------------------------------------
                                       Its: Vice President
                                            -----------------------------------


                                       CORNING, INC.

                                       By:  /s/ James B. (illegible)
                                            -----------------------------------
                                       Its: Vice President
                                            -----------------------------------

                   SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT


                                       /s/ William R. Newhouse
                                       ----------------------------------------
                                       William R. Newhouse

                                       /s/ Beverly Newhouse
                                       ----------------------------------------
                                       Beverly Newhouse

                                       /s/ Reuben Wisotsky
                                       ----------------------------------------
                                       Reuben Wisotzky


                                       /s/ James McKenney
                                       ----------------------------------------
                                       James McKenney

                                       /s/ Mary K. McKenney
                                       ----------------------------------------
                                       Mary McKenney

                                       /s/ Michael Epstein
                                       ----------------------------------------
                                       Michael Epstein

                                       BIONOSTICS, INC.


                                       By:  /s/ Kelly A. Winn
                                            -----------------------------------
                                       Its: Treasurer
                                            -----------------------------------

                                       /s/ Arnold M. Zais
                                       ----------------------------------------
                                       Arnold M. Zais

                   SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT


                                       /s/ Michael Cronin
                                       ----------------------------------------
                                       Michael Cronin

                                       /s/ Thalia V. Crookes
                                       ----------------------------------------
                                       Thalia V. Crookes

                                       /s/ Gustav H. Dreier
                                       ----------------------------------------
                                       Gustav Dreier

                                       /s/ Alan W. Eilertson
                                       ----------------------------------------
                                       Alan W. Eilertson

                                       /s/ Donald H. Eilertson
                                       ----------------------------------------
                                       Donald H. Eilertson

                                       /s/ Donald Husmann
                                       ----------------------------------------
                                       Donald Husmann

                                       /s/ Ann Husmann
                                       ----------------------------------------
                                       Ann Husmann

                                       /s/ Rosemary Kelley
                                       ----------------------------------------
                                       Rosemary Kelly

                   SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT


                                       /s/ Sid Shuman, Jr.
                                       ----------------------------------------
                                       Sid Shuman, Jr.

                                       /s/ Arnold Cattani
                                       ----------------------------------------
                                       Arnold Cattani

                                       /s/ S. Cattani
                                       ----------------------------------------
                                       S. Cattani

                                       /s/ K. Cattani
                                       ----------------------------------------
                                       K. Cattani

                                       /s/ L. Cattani
                                       ----------------------------------------
                                       L. Cattani

                                       /s/ M. Cattani
                                       ----------------------------------------
                                       M. Cattani

                                       /s/ Joseph Whittier
                                       ----------------------------------------
                                       Joseph Whittier

                                       /s/ Francis Lau
                                       ----------------------------------------
                                       Francis Lau

                                       /s/ Julio Rotondi
                                       ----------------------------------------
                                       Julio Rotondi

                   SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT


                                       /s/ Kathleen Gaumond
                                       ----------------------------------------
                                       Kathleen Gaumond

                                       /s/ Steve Bois
                                       ----------------------------------------
                                       Steven Bois

                                       /s/ Gail Magrath
                                       ----------------------------------------
                                       Gail Magrath

                                       /s/ Judith Gallego
                                       ----------------------------------------
                                       Judith Gallego

                                       /s/ Larry Shephard
                                       ----------------------------------------
                                       Larry Shephard


                                       /s/ James Laugharn
                                       ----------------------------------------
                                       James Laugharn

                                       /s/ Victor Jones
                                       ----------------------------------------
                                       Victor Jones